Exhibit 10.4
FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made effective as of the 18 day of January, 2017, by and between RPAI Schaumburg American Lane, L.L.C., a Delaware limited liability company ("Landlord"), and PAYLOCITY CORPORATION, an Illinois corporation ("Tenant").

RECITALS:

A.Landlord and Tenant entered into a certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the "Lease"), whereby Landlord leased to Tenant certain premises (the "Premises") located at 1400 American Lane, Schaumburg, Illinois.
B.Landlord and Tenant desire to make certain modifications to the Lease, all as more particularly described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, it is hereby agreed as follows:
1.Each capitalized term used in this Amendment shall have the same meaning as is ascribed to such capitalized term in the Lease, unless otherwise provided for herein.
2.Tenant has agreed to lease floors ten and thirteen of the Building as the Phase I portion of the Premises. Notwithstanding anything in the Lease to the contrary, in addition to floors ten and thirteen, and as part of the Phase I portion of the Premises, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon and subject to the terms, covenants and conditions set forth in the Lease, approximately 2,000 square feet of the 11th floor of the Building for use as a MDF room or data and distribution center ("MDF Room") serving the balance of the Premises as it exists from time to time. Tenant shall be solely responsible for the demolition of the current improvements in the area of the MDF Room and for the demising and construction of the MDF Room in accordance with the terms of Exhibit "L" of the Lease; provided, however, in connection with its delivery of Phase I (including the MDF Room) to Tenant, Landlord shall be responsible for delivering the 11th floor of the Building with all base building mechanical, electrical and plumbing systems in good working condition, order and repair and in the Base Building Condition specified on EXHIBIT "J" attached to the Lease. Following the demising of the MDF Room, at the option of either party, the MDF Room shall be measured in accordance with the BOMA Standards following which, the Rent, the Improvement Allowance, Tenant's Share and any and all other calculations based on the rentable area of the Premises shall be adjusted to reflect the actual measurement of the MDF Room in accordance with the BOMA Standards. Tenant shall pay Rent to Landlord in connection with the MDF Room and shall receive the Improvement Allowance at the same rate and pursuant to the same terms set forth in the Lease for the Phase I portion of the Building.
3.Additionally, Tenant shall have the right to perform the demolition of the current improvements to the remainder of the 11th floor of the Building (other than the MDF Room) (such remainder being referred to hereinafter as the "11th Floor Remainder") at Tenant's sole cost and expense and to thereafter use the 11th Floor Remainder for the purposes of staging for Tenant's construction in the Building, pursuant to all of the terms of the Lease other than the payment of Rent, including, but not limited to, Article 10 of the Lease.
4.Landlord and Tenant hereby acknowledge and agree that the Lease provides that Tenant has the right to lease the Premises in Phases and to designate in writing to Landlord which full floors Tenant elects to lease in each Phase, provided that in no event shall any Phase of the Premises set forth in the Lease include a greater number of floors than set forth in the Basic Terms section of the Lease with respect to such Phase. Landlord and Tenant hereby agree that at Tenant's option, any of Phase II, III or IV may include the 11th Floor Remainder and that Tenant's election to lease such 11th Floor Remainder shall constitute "one full floor" for purposes of satisfying the requirement that Tenant lease (i) three (3) full floors in the Building between the seventh (7th) and the twentieth (20th) floors of the Building for Phase II, (ii) four (4) full floors in the Building between the seventh (7th) and the twentieth (20th) floors of the Building for Phase III, or (iii) five (5) full floors in the Building between the seventh (7th) and the twentieth (20th) floors of the Building for Phase IV.
5.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.

6.The provisions of Section 18.11 of the Lease shall apply to Tenant's demise of the MDF Room, and except as otherwise expressly set forth therein, each of the parties hereto represent that, in connection with this Amendment, said party has not engaged or consulted any other third party broker or finder; nor is any other third party broker entitled to compensation or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any other brokers, finders or any like third party claiming any right to commission or compensation by or through acts of said party in connection with this Amendment.
7.Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control. This Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein.

[Signatures are on the following page]

IN WITNESS WHEREOF, this Amendment is executed as of the day and year aforesaid.

LANDLORD:	RPAI Schaumburg American Lane, L.L.C.,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	Retail Properties of America, Inc, a Maryland corporation, its sole member

By:	/s/ Gerald Wright	By:	/s/ Jay Schedler
Name:	Gerald Wright	Name:	Jay Schedler
Title:	SVP - President Western Division	Title:	VP Human Resources

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Second Amendment") is made effective as of the 15 day of June, 2017 (“Second Amendment Effective Date”), by and between RPAI Schaumburg American Lane, L.L.C., a Delaware limited liability company ("Landlord"), and PAYLOCITY CORPORATION, an Illinois corporation ("Tenant").

RECITALS:

A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the "Original Lease"), between Landlord and Tenant, whereby Landlord leased to Tenant certain premises (the "Premises") located at 1400 American Lane, Schaumburg, Illinois.

B.By that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”), between Landlord and Tenant, Landlord leased to Tenant certain additional premises to be used as a data and distribution center, and to make certain modifications of the Original Lease, all as more particularly described therein.

C.Landlord and Tenant desire to make certain additional modifications to the Original Lease, all as more particularly described herein.

D.The Original Lease, the First Amendment and this Second Amendment are hereinafter collectively referred to as the "Lease," and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to this Second Amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Section 23.2 of the Lease is hereby deleted in its entirety.

2.Landlord hereby leases to Tenant and Tenant leases from Landlord throughout the Term that certain space containing approximately 475 rentable square feet of area located in the basement of the Building as shown on Exhibit A attached hereto and made a part hereof (“Storage Space”) including the exclusive use of the uninterrupted power supply back-up system and all related equipment located in the Storage Space (other than the electrical closet which each of Landlord and Tenant shall have the right to use) (the uninterrupted power supply back-up system and the equipment situated in the Storage Space that is available for Tenant’s exclusive use may be referred to as the “UPS”). Landlord shall deliver to Tenant the Storage Space within five (5) business days after the Second Amendment Effective Date. Tenant acknowledges and agrees to accept delivery of the Storage Space and the UPS in an “As Is” condition. All of the terms, covenants and conditions of the Lease shall extend to the Storage Space; provided, however, that the square footage of the Storage Space shall not be included in the Premises square footage for purposes of calculating Basic Rent, Tenant’s Share of Expenses or the Improvement Allowance, and Landlord shall not provide janitorial service to the Storage Space. Tenant, at its sole cost and expense shall be responsible for operating, maintaining, repairing, and if necessary, replacing the UPS during the Term. Upon the expiration or earlier termination of the Lease, Tenant shall surrender (i) possession of the Storage Space to Landlord broom clean with any personal property belonging to Tenant having been removed therefrom (for the avoidance of doubt, the UPS will not be considered personal property), and otherwise in “As Is” condition and (ii) the UPS in “As Is” condition. Landlord has approved Tenant’s list of proposed alterations to the Storage Space, attached hereto and made a part hereof as Exhibit B.

3.Tenant’s rental obligation with respect to the Storage Space shall commence on the Phase I Commencement Date. Tenant will pay to Landlord, in advance, without offset or deduction, except as expressly set forth in the Lease, commencing on the Phase I Commencement Date and continuing on the first day of each and every calendar month thereafter during the Term an annual amount, payable in equal monthly installments, equal to Ten and 00/100 Dollars ($10.00) per rentable square foot in the Storage Space (“Storage Space Rent”), provided, however, Tenant shall not be required to pay the Storage Space Rent for 85 rentable square feet of the Storage Space. Anything in the Lease to the contrary notwithstanding, the Storage Space Rent shall be a so-called "gross rent", and Tenant shall have no liability to Landlord for Tenant's Share of Expenses, Property Taxes, and Variable Operating Expenses with respect to the Storage Space; provided, however, Landlord reserves the right to separately meter or sub-meter utilities for the Storage Space and charge Tenant for all utilities used by Tenant in the Storage Space, which amounts shall be paid by Tenant as Additional Rent within thirty (30) days after receipt of an invoice therefor.

Anything herein to the contrary notwithstanding, provided no Event of Default has occurred and is continuing, Storage Space Rent shall be abated during the twelve (12) month period from the Phase I Commencement Date (“Storage Space Rent Abatement Period”). Once the Event of Default is cured, the Storage Space Rent Abatement Period shall once again continue until Tenant has received its full share of Storage Space Rent abatement.

4.If Tenant desires to lease additional storage space in the Building, then Tenant shall so notify Landlord in writing. Within thirty (30) days after Landlord’s receipt of such written notice from Tenant, Landlord shall notify Tenant of whether or not there is any available storage space in the Building and, if storage is available, the size thereof, the location thereof and the rent rate therefore, which shall be Landlord’s then-current rates. If Tenant elects to lease additional storage space, then the parties shall execute an amendment to the Lease evidencing the lease by Tenant of the applicable storage space and the applicable Fair Market Rent.

5.If another tenant or occupant in the Building needs space for installation of its own uninterrupted power supply back-up system, then Landlord shall have the right, upon thirty (30) days prior written notice to Tenant, at Landlord’s sole cost and expense, to partition the Storage Space and further separately meter the Storage Space to allow use of such portion of the Storage Space as may be reasonably acceptable to Tenant by other tenants or occupants of the Building. Upon the expiration of such 30-day period, Tenant shall surrender possession of the applicable portion of the Storage Space to Landlord broom clean with any personal property belonging to Tenant having been removed therefrom, and otherwise in “As Is” condition. In no event shall Landlord reduce the Storage Space to an area smaller than that which is reasonably necessary for Tenant’s use. Upon any such reduction, all of the terms, covenants and conditions of this Second Amendment shall continue unchanged and in full force and effect, except that the Storage Space Rent shall be proportionately reduced based on the remaining Storage Space.

6.This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.

7.Each of the parties hereto represents that, in connection with this Second Amendment, no broker or other third party is entitled to compensation or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any brokers, finders or any like third party claiming any right to commission or compensation by or through acts of said party in connection with this Second Amendment.
8.Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Second Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Second Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Second Amendment, the provisions of this Second Amendment shall govern and control. This Second Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein.

IN WITNESS WHEREOF, this Second Amendment is executed as of the day and year aforesaid.

LANDLORD:	RPAI Schaumburg American Lane, L.L.C.,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	Retail Properties of America, Inc, a Maryland corporation, its sole member

By:	/s/ Gerald Wright	By:	/s/ Jay Schedler
Name:	Gerald Wright	Name:	Jay Schedler
Title:	SVP - President Western Division	Title:	VP Human Resources

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Third Amendment”) is made effective as of the 28th day of September, 2017 (“Third Amendment Effective Date”), by and between RPAI SCHAUMBURG AMERICAN LANE, L.L.C., a Delaware limited liability company (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord and Tenant, whereby Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.By that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”), between Landlord and Tenant, Landlord leased to Tenant certain additional premises to be used as a data and distribution center, and to make certain modifications of the Original Lease, all as more particularly described therein.
C.By that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), between Landlord and Tenant, Landlord leased to Tenant certain additional premises to be used as storage space, and to make certain modifications of the Original Lease, all as more particularly described therein.
D.Section 23.3.1 of the Lease grants Tenant the right to use the existing exterior mounted 1750 KW generator (“Existing Generator”) serving the Building. Prior to execution of this Third Amendment, Tenant has previously tested, and Landlord agrees, that based on the location of the Existing Generator and available ventilation the actual maximum power of the Existing Generator as configured is 1400 KW. Landlord and Tenant desire to address the capacity of the Existing Generator and make certain additional modifications to the Original Lease, all as more particularly described herein.
E.The Original Lease, the First Amendment, the Second Amendment, and this Third Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to this Third Amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Tenant hereby acknowledges that Landlord is currently using 700 KW of the maximum total 1400 KW of power produced by the Existing Generator to support the life safety systems of the Building (including, without limitation, emergency lighting, sump pumps, elevators and the like), and Tenant is entitled to use the remaining 700 KW for its own use. Landlord and Tenant will each be responsible for its pro rata share of the costs of operating, maintaining and repairing the Existing Generator. Such pro rata share for each party shall be determined by dividing the number of kilowatt hours available to such party from the Existing Generator by the total number of kilowatt hours able to be produced by the Existing Generator (i.e., initially 50% for Landlord and 50% for Tenant). Tenant shall pay its share of such costs to Landlord on the terms and conditions set forth in Section 23.3.1 of the Lease. Landlord’s share of such costs shall be included as Operating Expenses to the extent properly included in Operating Expenses under the Lease.
2.If either party desires to use more than 700 KW of power from the Existing Generator, then such electing party, at its own cost and expense and in accordance with plans reasonably approved by Landlord, may refurbish the Existing Generator or modify the ventilation available to the Existing Generator in order to increase the actual maximum power of the Existing Generator, provided that such work does not interfere with the use of the Existing Generator by the other party or require any alterations to the structural portions of the Building or the mechanical or electrical systems of the Building and provided that such work is performed in accordance with all applicable provisions of the Lease. Following any such refurbishment or modification, Landlord shall recalculate each party’s pro rata share by dividing the number of kilowatt hours available to such party from the Existing Generator following such refurbishment or modification by the total number of kilowatt hours able to be produced by the Generator following such refurbishment or modification.
3.In the event that it becomes necessary to replace the Existing Generator, then Landlord and Tenant will work together to determine whether:

(a)Landlord will replace the Existing Generator with one (1) replacement generator, in which event Landlord shall be entitled to select the size, make and model of the replacement generator; provided, however, Landlord shall consult with Tenant regarding its power demands in making its determination as to capacity and such replacement generator shall provide Tenant at least the power usage requested by Tenant; or
(b)Landlord will replace the Existing Generator with two (2) replacement generators, one of which shall be utilized solely by Tenant and one of which shall be utilized solely by Landlord and other tenants and occupants of the Building, in which event, each party shall be entitled to select the size, make and model of its replacement generator based upon availability of space for such replacement generators.
Landlord’s and Tenant’s rights and obligations set forth in this Section 3 shall be subject to the ability of the Building to accommodate such replacement without material structural alterations or material alterations to the mechanical or electrical systems of the Building. If the Existing Generator is replaced with a single generator as contemplated in clause (a) above, then Tenant shall reimburse Landlord for its pro rata share (determined by dividing the number of kilowatt hours available to Tenant from the replacement generator by the total number of kilowatt hours able to be produced by the replacement generator) of the actual, reasonable, out of pocket costs incurred by Landlord (without markup) to replace the Existing Generator and to operate, maintain, repair and replace the replacement generator within thirty (30) days following receipt of invoice therefor, in detail reasonably satisfactory to Tenant. If the Existing Generator is replaced with two generators as contemplated in clause (b) above, then Tenant shall be responsible for the actual, reasonable, out-of-pocket costs incurred (without markup) to purchase, install, operate, maintain, repair and replace the generator to be utilized solely by Tenant. In either case, Landlord shall only be entitled to include as part of Operating Expenses the costs of operating, maintaining and repairing the generator that is not to be utilized solely by Tenant and then, only to the extent such costs are attributable to supporting the life safety systems of the Building and are otherwise properly included as part of Operating Expenses under the Lease.
The provisions of this Section 3 are not intended to replace or supersede Tenant’s rights to install other Generator Equipment as described, and on the terms and conditions, set forth in Sections 23.3.2-23.3.10 of the Lease.
4.This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Third Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.
5.Each of the parties hereto represents that, in connection with this Third Amendment, no broker or other third party is entitled to compensation or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any brokers, finders or any like third party claiming any right to commission or compensation by or through acts of said party in connection with this Third Amendment.
6.Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Third Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Third Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Third Amendment, the provisions of this Third Amendment shall govern and control. This Third Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Third Amendment is executed as of the Third Amendment Effective Date.

LANDLORD:	RPAI Schaumburg American Lane, L.L.C.,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	Retail Properties of America, Inc, a Maryland corporation, its sole member

By:		By:	/s/ Jay Schedler
Name:		Name:	Jay Schedler
Title:		Title:	VP Human Resources

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Fourth Amendment”) is made effective as of the 29th day of May, 2018 (“Fourth Amendment Effective Date”), by and between RPAI SCHAUMBURG AMERICAN LANE, L.L.C., a Delaware limited liability company (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord and Tenant, whereby Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.By that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”), between Landlord and Tenant, Landlord leased to Tenant certain additional premises to be used as a data and distribution center, and to make certain modifications of the Original Lease, all as more particularly described therein.
C.By that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), between Landlord and Tenant, Landlord leased to Tenant certain additional premises to be used as storage space, and to make certain modifications of the Original Lease, all as more particularly described therein.
D.By that certain Third Amendment to Lease Agreement dated September 28, 2017 (“Third Amendment”), between Landlord and Tenant, the parties agreed to amend their rights and obligations related to the power capacity of the Existing Generator serving the Building, and to make certain modifications of the Original Lease, all as more particularly described therein.
E.Landlord and Tenant desire to make certain additional modifications to the Original Lease, all as more particularly described herein.
F.The Original Lease, the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to this Fourth Amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Anything in the Lease to the contrary notwithstanding, and in consideration for the reimbursements detailed below, Tenant agrees that, in lieu of Landlord’s obligation to do so, Tenant will perform any and all bathroom renovations in accordance with and as outlined in Exhibit J, subsection (d) of the Lease in accordance with Tenant’s plans therefor (“Bathroom Renovations”). As of the date hereof, Tenant has performed Bathroom Renovations, drinking fountain replacements and related ADA compliance work for nine (9) floors of the Building. Anything in the Lease to the contrary notwithstanding, Landlord will pay to Tenant, as and for a contribution toward the costs and expenses previously incurred by Tenant in performing the Bathroom Renovations, drinking fountain replacements and related ADA compliance work an amount equal to $16,500.00 per floor for the nine (9) floors currently in Tenant’s possession within thirty (30) days after the Fourth Amendment Effective Date and Landlord's receipt of sworn statements from Tenant and Tenant's general contractor as to the amount of such costs and the contractors and subcontractors performing such work, and final lien waivers therefor. Landlord further agrees pay to Tenant, as and for a contribution toward the costs and expenses incurred by Tenant in performing the Bathroom Renovations, drinking fountain replacements and related ADA compliance work, an amount equal to $16,500.00 per floor for the remaining five (5) floors to be delivered to Tenant as part of Phase IV within thirty (30) days following Tenant’s completion of the Bathroom Renovations, drinking fountain replacements and related ADA compliance work on such remaining five (5) floors and Landlord's receipt of sworn statements from Tenant and Tenant's general contractor as to the amount of such costs and the contractors and subcontractors performing such work, and final lien waivers therefor. Tenant’s obligation to perform the Bathroom Renovations, drinking fountain replacements and related ADA compliance work on the remaining five (5) floors, is limited to compliance with the ADA and other Laws in effect as of the date hereof; it being the agreement of the parties that if any Bathroom Renovations, drinking fountain replacements or related ADA compliance work is required on the remaining five (5) floors that is different from or in excess of the Bathroom Renovations, drinking fountain replacements and related ADA compliance work performed on the first nine (9) floors due to the implementation of new Laws or Laws first interpreted by the governmental authority having jurisdiction to apply to such work after the date hereof and Tenant gives Landlord written notice thereof on or before June 30, 2019, then the same shall be performed at Landlord’s sole cost and reasonable expense, and shall not reduce the payment of $16,500.00 per floor by Landlord to Tenant for the remaining five (5) floors.
2.Landlord hereby acknowledges that Landlord is required to complete certain patio improvements (“Patio Improvements”) as part of Landlord’s Common Area Improvements in accordance with the terms and conditions set forth in Section 17.1.2 and Exhibit K of the Lease. Landlord covenants to complete the Patio Improvements as soon as reasonably practicable.
3.Tenant shall have the right, without Landlord's consent and at Tenant's sole cost and expense, to install and maintain the lobby signage depicted in Exhibit A attached hereto and made a part hereof, provided such signage is professionally prepared, and complies with all applicable Laws. If Tenant desires to make any changes to the signage set forth on Exhibit A, then any such changes shall require the prior reasonable approval of Landlord.
4.The Basic Terms section of the Lease is hereby amended by changing the Address of Tenant for Notices set forth in Item 9 thereof to read:

“Address of Tenant for Notices:	Paylocity Corporation
1400 American Lane
Schaumburg, Illinois 60173
Attn: Chief Financial Officer

With a copy to:	Paylocity Corporation
1400 American Lane
Schaumburg, Illinois 60173
Attn: General Counsel”
5.This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fourth Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.
6.Each of the parties hereto represents that, in connection with this Fourth Amendment, no broker or other third party is entitled to compensation or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any brokers, finders or any like third party claiming any right to commission or compensation by or through acts of said party in connection with this Fourth Amendment.
7.Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Fourth Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Fourth Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Fourth Amendment, the provisions of this Fourth Amendment shall govern and control. This Fourth Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Fourth Amendment is executed as of the Fourth Amendment Effective Date.

LANDLORD:		TENANT:
RPAI Schaumburg American Lane, L.L.C.,		PAYLOCITY CORPORATION,
a Delaware limited liability company		an Illinois corporation

By:	Retail Properties of America, Inc, a Maryland corporation, its sole member

By:	/s/ Gerald Wright	By:	/s/ Jay Schedler
Name:	Gerald Wright	Name:	Jay Schedler
Title:	SVP - President Western Division	Title:	VP Human Resources

FIFTH AMENDMENT TO LEASE AGREEMENT

THIS FIFTH AMENDMENT TO LEASE AGREEMENT (this “Fifth Amendment”) is made effective as of the 9th day of July, 2018 (“Fifth Amendment Effective Date”), by and between LANDMARK SCHAUMBURG TOWERS LP, a Delaware limited partnership (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord’s predecessor, RPAI Schaumburg American Lane, L.L.C. (“Original Landlord”) and Tenant, whereby Original Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.By that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”), between Original Landlord and Tenant, Original Landlord leased to Tenant certain additional premises to be used as a data and distribution center, and to make certain modifications of the Original Lease, all as more particularly described therein.
C.By that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), between Original Landlord and Tenant, Original Landlord leased to Tenant certain additional premises to be used as storage space, and to make certain modifications of the Original Lease, all as more particularly described therein.
D.By that certain Third Amendment to Lease Agreement dated September 28, 2017 (“Third Amendment”), between Original Landlord and Tenant, the parties agreed to amend their rights and obligations related to the power capacity of the existing generator serving the Building, and to make certain modifications of the Original Lease, all as more particularly described therein.
E.By that certain Fourth Amendment to Lease Agreement dated May 29, 2018 (“Fourth Amendment”), between Original Landlord and Tenant, the parties agreed to amend the Original Lease to address certain bathroom renovations and patio improvements and to make certain modifications of the Original Lease, all as more particularly described therein.
F.Landlord and Tenant desire to make certain additional modifications to the Original Lease including leasing to Tenant certain additional premises to be used as a mail room, all as more particularly described herein.
G.The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Fifth Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to any such amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.a. Landlord hereby leases to Tenant and Tenant leases from Landlord on the terms and conditions set forth herein (i) that certain space containing approximately 5,147 rentable square feet of area located on the first (1st) floor of the Building as depicted on Exhibit A attached hereto and made a part hereof (“The First Floor Mail Room Space”) and (ii) those certain spaces consisting of approximately 828 rentable square feet of space located in the basement of the Building located in the areas labelled “A”, “B”, “C”, “D”, and “E” on Exhibit A-1 attached hereto and made a part hereof (the “Basement Mail Room Space”). The First Floor Mail Room Space and the Basement Mail Room Space may be referred to collectively as the “Mail Room”. The term of the lease of the Mail Room shall be for a period of five (5) years commencing on November 1, 2018 (the “Mail Room Commencement Date”) and ending on October 31, 2023 (the “Initial Mail Room Term”), subject to the extension options set forth below.
b. Tenant shall have the option to extend the Initial Mail Room Term (a) for the five (5) year period commencing on November 1, 2023 and ending on October 31, 2028 (the “First Mail Room Extension Period”), (b) for the four (4) year period commencing on November 1, 2028 and ending on October 31, 2032 (the “Second Mail Room Extension Period”), (c) for the First Renewal Term (as defined in the Lease), and (d) for the Second Renewal Term (as defined in the Lease) (each, a “Mail Room Renewal Term”). The Initial Mail Room Term and the Mail Room Renewal Terms for which Tenant has exercised its option to extend in accordance with the provisions of this Paragraph 1(b) shall hereinafter collectively be referred to as the “Mail Room Term”. Provided there is no Event of Default by Tenant under the Lease at the time of the exercise of the option or upon the expiration of the then current Mail Room Term, each such option to extend shall be exercisable by Tenant, if at all, by written notice of Tenant’s desire to exercise such option given to Landlord not less than six (6) months prior to the expiration of the then current Mail Room Term. Each Mail Room Renewal Term shall be on the same terms, covenants and conditions as contained in this Lease; provided, however, (i) the annual Basic Rent for each Renewal Term shall be as set forth in Paragraph 3 below, (ii) the Mail Room shall be leased during the Mail Room Renewal Term in its “as-is” condition and (iii) there shall be no rent abatement or allowances available to Tenant during the Mail Room Renewal Term.
2.Landlord shall deliver to Tenant the Mail Room within five (5) business days after the Fifth Amendment Effective Date, following which Tenant shall have the right to perform the Mail Room Work (as defined in Paragraph 4 below). Tenant will accept delivery of the Mail Room in “As Is” condition; provided, however, on or before December 15, 2018, Landlord shall, at its sole cost and expense, perform the following work in the area labelled “Common Corridor” on Exhibit A attached hereto and made a part hereof, (i) repaint the existing corridor walls, (ii) repair or replace any broken or discolored ceiling tiles, (iii) install new building standard lighting, and (iv) place the loading dock doors in good working condition. Tenant acknowledges that the Basement Mail Room Space (other than the Basement Mail Room Space labelled “A” on Exhibit A-1, which space is enclosed by a locked gate and will be operated and controlled solely by Tenant) is open, not demised, and will be delineated by Landlord by tape or paint on the floor and identified as Tenant’s space by such signage as Landlord and Tenant mutually agree. Tenant shall utilize the Basement Mail Room Space at its own risk, and Landlord shall not be liable for loss of or damage to any items stored within the Basement Mail Room Space, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors. All of the terms, covenants and conditions of the Lease shall extend to the Mail Room except as set forth herein; provided, however, that the term of the Lease for the Mail Room shall be as set forth herein, the square footage of the Mail Room shall not be included in the Premises square footage for purposes of calculating Basic Rent or the Improvement Allowance (provided, however, Tenant shall receive the Mail Room Allowance as described in Paragraph 4 below), and Landlord shall not provide janitorial service to the Mail Room. Landlord shall exclude the cost of janitorial service for the Mail Room from the calculation of Tenant’s Share of Expenses. Upon the expiration or earlier termination of the Lease for the Mail Room, Tenant shall surrender possession of the Mail Room to Landlord broom clean with any personal property belonging to Tenant having been removed therefrom, and otherwise in “As Is” condition.
3.a. Tenant will pay to Landlord, in advance, without offset or deduction, except as expressly set forth in the Lease and subject to the abatement provisions set forth below, commencing on the Mail Room Commencement Date and continuing on the first day of each and every calendar month thereafter during the Mail Room Term an annual amount, payable in equal monthly installments, equal to the following amounts for the First Floor Mail Room Space (the “First Floor Mail Room Basic Rent”):

Period	Per Square Foot Rent Rate	Annual Basic Rent	Monthly Basic Rent
November 1, 2018 – October 31, 2019	$10.00	$51,470.00	$4,289.17
November 1, 2019 – October 31, 2020	$10.25	$52,756.75	$4,396.40
November 1, 2020 – October 31, 2021	$10.51	$54,094.97	$4,507.91
November 1, 2021 – October 31, 2022	$10.77	$55,433.19	$4,619.43
November 1, 2022 – October 31, 2023	$11.04	$56,822.88	$4,735.24
November 1, 2023 – October 31, 2024*	$11.32	$58,264.04	$4,855.34
November 1, 2024 – October 31, 2025*	$11.60	$59,705.20	$4,975.43
November 1, 2025 – October 31, 2026*	$11.89	$61,197.83	$5,099.82
November 1, 2026 – October 31, 2027*	$12.19	$62,741.93	$5,228.49
November 1, 2027 – October 31, 2028*	$12.49	$64,286.03	$5,357.17
November 1, 2028 – October 31, 2029**	$12.80	$65,881.60	$5,490.13
November 1, 2029 – October 31, 2030**	$13.12	$67,528.64	$5,627.39
November 1, 2030 – October 31, 2031**	$13.45	$69,227.15	$5,768.93
November 1, 2031 – October 31, 2032**	$13.79	$70,977.13	$5,914.76
*    If Tenant extends the term of the Lease for the Mail Room for the First Mail Room Extension Period

**    If Tenant extends the term of the Lease for the Mail Room for the Second Mail Room Extension Period

If Tenant exercises its right to extend the term of the Lease for the Mail Room for the First Renewal Term (as defined in the Lease) or the Second Renewal Term (as defined in the Lease), the First Floor Mail Room Rent shall continue to increase by two and one-half percent (2.5%) per annum for each year during the First Renewal Term and the Second Renewal Term, as applicable.
In addition to the First Floor Mail Room Basic Rent, during the Mail Room Term, Tenant shall be liable to Landlord for Tenant’s Share of Expenses, Property Taxes, and Variable Operating Expenses with respect to the First Floor Mail Room Space, payable in accordance with the terms of the Lease. In addition, Landlord reserves the right to separately meter or sub-meter utilities for the First Floor Mail Room Space and to charge Tenant for all utilities used by Tenant in the First Floor Mail Room Space. All amounts payable by Tenant to Landlord pursuant to this grammatical paragraph shall be paid by Tenant as “First Floor Mail Room Additional Rent” within thirty (30) days after receipt of an invoice from Landlord therefor. The First Floor Mail Room Basic Rent together with the First Floor Mail Room Additional Rent may be referred to hereinafter collectively as the “First Floor Mail Room Rent”.
b.    Tenant will pay to Landlord, in advance, without offset or deduction, except as expressly set forth in the Lease and subject to the abatement provisions set forth below, commencing on the Mail Room Commencement Date and continuing on the first day of each and every calendar month thereafter during the Mail Room Term an annual amount, payable in equal monthly installments, equal to Six Hundred Ninety and No/100 Dollars ($690.00) for the Basement Mail Room Space (the “Basement Mail Room Rent”). In no event shall Tenant be liable for any additional rent or other charges in connection with its use of the Basement Mail Room Space, including but not limited to as Tenant’s Share of Expenses, Property Taxes, Variable Operating Expenses, or utilities consumed in the Basement Mail Room Space.
c.    The First Floor Mail Room Rent and the Basement Mail Room Rent may be referred to collectively hereinafter as the “Mail Room Rent”. Anything herein to the contrary notwithstanding, provided no Event of Default has occurred and is continuing, Mail Room Rent shall be abated during the twelve (12) month period commencing on the Mail Room Commencement Date (“Mail Room Rent Abatement Period”). If an Event of Default has occurred and is continuing, the Mail Room Rent abatement shall cease, and once the Event of Default is cured, the Mail Room Rent Abatement Period shall once again continue until Tenant has received its full share of Mail Room Rent abatement
4.Tenant shall be responsible for the performance of any and all improvements required by Tenant in and to the First Floor Mail Room (“Mail Room Work”), subject to Tenant’s preparation of, and Landlord’s approval of, Tenant’s Drawings relating to the Mail Room Work, in accordance with the terms of EXHIBIT “L” to the Lease. Landlord agrees that Tenant shall have the right to connect to the Base Building plumbing system in the basement of the Building for purposes of operating the chilled water system serving the First Floor Mail Room Space. Landlord agrees that it shall pay to Tenant an improvement allowance in the amount of One Hundred Two Thousand Nine Hundred Forty and No/100 Dollars ($102,940.00) (“Mail Room Allowance”) in connection with the Mail Room Work, subject to the terms of this Paragraph 4. The Mail Room Allowance may be used to reimburse Tenant for all hard and soft construction costs incurred by Tenant in connection with the Mail Room Work, including furniture, cabling, telecommunications equipment, phones and reasonable third party consultant’s fees. Within thirty (30) days after Substantial Completion of the Mail Room Work, as certified by Tenant’s architect (subject only to minor checklist items which Tenant has agreed to perform), and Landlord’s receipt of written request from Tenant, Landlord shall pay the Mail Room Allowance to Tenant in an amount equal to the costs incurred as part of the Mail Room Work up to the total amount of the Mail Room Allowance, provided that at the time of such request and scheduled payment:
(a)No Event of Default shall have occurred and be continuing under the Lease;
(b)No liens shall have been filed and appropriate waivers, affidavits and final unconditional releases of lien shall have been received by Landlord covering all work for which payment is requested;
(c)The Certificate of Occupancy for the First Floor Mail Room Space shall have been issued;
(d)Tenant’s architect shall have certified in writing to Landlord that the Mail Room Work has been substantially completed in accordance with Tenant’s Drawings for the First Floor Mail Room Space, with applicable laws, ordinances, rules, regulations and codes (subject only to minor checklist items which Tenant has agreed to perform);
(e)Tenant has delivered to Landlord an executed Commencement Date Memorandum for the Mail Room substantially in the form of EXHIBIT “E” to the Lease;
(f)Landlord has received a complete set of electronic “as-built” Tenant’s Drawings for the First Floor Mail Room Space in both a .pdf and .dwg format; and
(g)Landlord has received for the First Floor Mail Room Space: (i) a complete operations and maintenance manual for all operating equipment servicing the First Floor Mail Room Space, including warranty certificates; (ii) a copy of all final permit inspection sign-offs; (iii) a completed Landlord punch list with Tenant sign off; (iv) test and balance reports for the HVAC system; and (v) final sign off from local health department, if applicable.

If the disbursement of the Mail Room Allowance pursuant to this Paragraph 4 does not equal or exceed the total Mail Room Allowance, then all or a portion of the next installment or installments, as the case may be, of Mail Room Rent due and payable shall be abated in an amount equal to the difference between the total Mail Room Allowance and the amount of the Mail Room Allowance previously disbursed pursuant to this Paragraph 4.
If all or part of the Improvement Allowance due and owing to Tenant is not paid to Tenant within the time period prescribed above, subject to satisfaction of the conditions set forth herein, and if Tenant shall have notified Landlord and any mortgagee in writing, and such payment is not made within thirty (30) days after Landlord (and any mortgagee) received such notice, then Tenant, as its sole and exclusive remedy, may deduct such unpaid amount from Tenant’s Rent obligation next due owing until the date the same is reimbursed or deducted as aforesaid, as described above.
5.Within sixty (60) days following the Fifth Amendment Effective Date, Tenant shall deliver to Landlord plans and specifications for an exterior dedicated smoking hut to be constructed by Tenant at its sole cost. The smoking hut shall be designed in a first class manner so as not to detract from the image of the Building in Landlord’s reasonable judgment. Landlord shall review the plans and specifications within ten (10) days after receipt thereof, and Landlord shall approve same or provide its comments to Tenant, which comments shall be incorporated into revised plans and specifications. Landlord shall have the right to approve Tenant’s contractor and the construction contract, which consent shall not be unreasonably withheld. Tenant shall cause its contractor to provide a certificate of insurance prior to commencing the work and a lien waiver evidencing full and final payment upon completion of the work. In addition, a building permit, if required by the Village of Schaumburg, Illinois, shall be procured by Tenant prior to the commencement of any work. The smoking hut shall be constructed in a location approved by Landlord in its sole discretion. Such smoking hut shall be considered a Common Area and shall be available for Landlord and all of the tenants of the Building and their respective employees and invitees. After the smoking hut is completed by Tenant’s contractor, the smoking hut shall be repaired, maintained, cleaned and operated by Landlord in accordance with the terms of the Lease applicable to other Common Areas.
6.Landlord acknowledges that Tenant is currently using the eighteenth (18th) floor of the Building as a staging area for the performance of Tenant’s Improvements and furniture move-in. Landlord has requested, and Tenant has agreed, to move Tenant’s tools, equipment, and other materials currently located on the eighteenth (18th) floor of the Building to the seventh (7th) floor of the Building. Until such time as Tenant has completed Tenant’s Improvements and furniture move-in with respect to all of the Premises demised under the Lease (i.e., Phases I, II, III and IV), Tenant shall have the right to use the seventh floor (7th) floor of the Building as a staging area without additional charge; provided, however, during the performance of Tenant’s Improvements and furniture move-in on the seventh (7th) floor of the Building, at Tenant’s request, Landlord shall make available for Tenant’s use other space in the Building designated by Landlord and reasonably acceptable to Tenant as a staging area free of charge. For so long as Tenant is utilizing any portion of the Building as a staging area, Tenant shall keep such staging area clean and orderly.
7.The Basic Terms section of the Lease is hereby amended by changing the Address of Landlord for Notices set forth in Item 8 thereof to read:

“Address of Landlord for Notices:	Landmark Schaumburg Towers LP
8114 North Lawndale Avenue
Skokie, Illinois 60076
Attn: Yisorel Gluck”
8.This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fifth Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.
9.The provisions of Section 18.11 of the Lease shall apply to Tenant’s demise of the Mail Room, and except as otherwise expressly set forth therein, each of the parties hereto represents that, in connection with this Fifth Amendment, no broker or other third party is entitled to compensation or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any brokers, finders or any like third party claiming any right to commission or compensation by or through acts of said party in connection with this Fifth Amendment.
10.Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Fifth Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Fifth Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Fifth Amendment, the provisions of this Fifth Amendment shall govern and control. This Fifth Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein. Landlord represents and warrants that it has received written approval of this Amendment from its mortgagee and any and all other third parties whose approval may be required in order for this Amendment to be binding against Landlord and such party and in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Fifth Amendment is executed as of the Fifth Amendment Effective Date.

LANDLORD:	LANDMARK SCHAUMBURG TOWERS LP,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	ST GP Owner LLC, a Delaware limited liability company
Its:	General Partner
By:	/s/ Yisorel Gluck	By:	/s/ Jay Schedler
Name:	Yisorel Gluck	Name:	Jay Schedler
Title:	Manager	Title:	VP Human Resources

SIXTH AMENDMENT TO LEASE AGREEMENT

THIS SIXTH AMENDMENT TO LEASE AGREEMENT (this “Sixth Amendment”) is made effective as of the 1st day of April, 2019, by and between LANDMARK SCHAUMBURG TOWERS LP, a Delaware limited partnership (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord’s predecessor, RPAI Schaumburg American Lane, L.L.C. (“Original Landlord”) and Tenant, whereby Original Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.By that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”), between Original Landlord and Tenant, Original Landlord leased to Tenant certain additional premises to be used as a data and distribution center, and to make certain modifications of the Original Lease, all as more particularly described therein.
C.By that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), between Original Landlord and Tenant, Original Landlord leased to Tenant certain additional premises to be used as storage space, and to make certain modifications of the Original Lease, all as more particularly described therein.
D.By that certain Third Amendment to Lease Agreement dated September 28, 2017 (“Third Amendment”), between Original Landlord and Tenant, the parties agreed to amend their rights and obligations related to the power capacity of the existing generator serving the Building, and to make certain modifications of the Original Lease, all as more particularly described therein.
E.By that certain Fourth Amendment to Lease Agreement dated May 29, 2018 (“Fourth Amendment”), between Landlord and Tenant, the parties agreed to amend the Original Lease to address certain bathroom renovations and patio improvements and to make certain modifications of the Original Lease, all as more particularly described therein.
F.By that certain Fifth Amendment to Lease Agreement dated July 9, 2018 (“Fifth Amendment”), between Landlord and Tenant, the parties agreed to amend the Original Lease and Landlord agreed to lease to Tenant certain first floor and basement space in the Building, all as more particularly described therein.
G.Landlord and Tenant desire to make certain additional modifications to the Original Lease including permitting the installation of a wind screen, all as more particularly described herein.
H.The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Sixth Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to any such amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Landlord agrees that Tenant may, at is sole cost and expense, install a wind screen between the Building and parking garage, as described on Exhibit “A” attached hereto (the “Wind Screen”) and in accordance with the plans and specifications attached hereto as Exhibit “B”. The Wind Screen, approved by Landlord, will be manufactured and installed by Thatcher Oaks Awnings. Tenant may install the Wind Screen by drilling holes into the sidewalk in the space approved by Landlord. All of the foregoing work and the color and location of the Wind Screen shall be approved in writing by Landlord prior to the installation of the Wind Screen. Tenant shall deliver to Landlord lien waivers from Thatcher Oaks Awnings as proof of payment in full for the Wind Screen and its installation.
2.Tenant, at its sole cost and expense, shall be responsible for maintenance, repairs and replacement of the Wind Screen, and any replacement shall require Landlord’s prior written approval. Tenant shall cause any cosmetic or physical damage to the Wind Screen to be repaired within ten (10) business days after the earlier to occur of (i) the occurrence of the damage or (ii) receipt of written notice from Landlord that repairs are required. The Wind Screen may be erected by Tenant during the period of October 15th to May 20th during each year of the term of the Lease (the “Permitted Period”). Upon expiration of the Permitted Period each year, Tenant shall, at its sole cost and expense, be responsible to (i) remove and store the Wind Screen, (ii) repair any damage to the sidewalks, curbs and/or stairs caused by the installation and removal of the Wind Screen, and (iii) fill or cover any holes in the sidewalks, curbs and/or stairs. The Wind Screen shall not be stored in the Premises or in the common areas of the property.
3.    Tenant will procure all necessary approvals and consents from the local fire department and any other applicable governmental bodies. Prior to installation of the Wind Screen, Tenant shall deliver to Landlord a copy of any permits and licenses required by the Village of Schaumburg.
4.    Upon the expiration or earlier termination of the Lease, Tenant shall be obligated to remove the Wind Screen and restore the property to its prior condition. In the event Tenant elects not to erect the Wind Screen during any Permitted Period in any calendar year, then, Tenant shall immediately restore the property to its original condition, including filling or covering any holes in the sidewalks, curbs or stairs.
5.    Tenant shall amend its insurance coverage requirements as set forth in the Original Lease to include damage and liability coverages with respect to the Wind Screen with such insurance limits as are set forth in the Lease. A certificate of insurance in the form required by the Lease with said coverages shall be delivered to Tenant prior to the commencement of any work and covering each Permitted Period.
6.    Tenant agrees to defend, indemnify and hold harmless Landlord, its mortgagee and their respective managers, members, shareholders, partners, employees and agents from any and all damages, liabilities, claims, costs, expenses, fees, including attorneys’ fees, incurred by Landlord arising from any injuries to any person or damage to any property caused by the installation, removal or presence of Wind Screen at the Building.
7.    Expenses. Any increases in the Expenses, as defined in the Lease, caused by the installation of the Wind Screen (i.e., snow plowing) will be billed to Tenant in accordance with the Lease.
8.    This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Sixth Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.
9.     Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Sixth Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Sixth Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Sixth Amendment, the provisions of this Sixth Amendment shall govern and control. This Sixth Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein.
[Signatures on Following Page]

IN WITNESS WHEREOF, this Sixth Amendment is executed as of the date first above written.

LANDLORD:	LANDMARK SCHAUMBURG TOWERS LP,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	ST GP Owner LLC, a Delaware limited liability company
Its:	General Partner
By:	/s/ Yisorel Gluck	By:	/s/ Jay Schedler
Name:	Yisorel Gluck	Name:	Jay Schedler
Title:	Manager	Title:	Vice President

SEVENTH AMENDMENT TO LEASE AGREEMENT

THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (this “Seventh Amendment”) is made effective as of the 22 day of November, 2019 (the “Amendment Effective Date”), by and between LANDMARK SCHAUMBURG TOWERS LP, a Delaware limited partnership (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.    By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord’s predecessor, RPAI Schaumburg American Lane, L.L.C. (“Original Landlord”) and Tenant, whereby Original Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.    By that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”), between Original Landlord and Tenant, Original Landlord leased to Tenant certain additional premises to be used as a data and distribution center, and to make certain modifications of the Original Lease, all as more particularly described therein.
C.    By that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), between Original Landlord and Tenant, Original Landlord leased to Tenant certain additional premises to be used as storage space, and to make certain modifications of the Original Lease, all as more particularly described therein.
D.    By that certain Third Amendment to Lease Agreement dated September 28, 2017 (“Third Amendment”), between Original Landlord and Tenant, the parties agreed to amend their rights and obligations related to the power capacity of the existing generator serving the Building, and to make certain modifications of the Original Lease, all as more particularly described therein.
E.     By that certain Fourth Amendment to Lease Agreement dated May 29, 2018 (“Fourth Amendment”), between Landlord and Tenant, the parties agreed to amend the Original Lease to address certain bathroom renovations and patio improvements and to make certain modifications of the Original Lease, all as more particularly described therein.
F.    By that certain Fifth Amendment to Lease Agreement dated July 9, 2018 (“Fifth Amendment”), between Landlord and Tenant, the parties agreed to amend the Original Lease and Landlord agreed to lease to Tenant certain first floor and basement space in the Building, all as more particularly described therein.
G.    By that certain Sixth Amendment to Lease Agreement dated April 1, 2019 (“Sixth Amendment”), between Landlord and Tenant, the parties agreed to amend the Original Lease, and Landlord agreed to permit Tenant to erect a wind screen between the Building and parking garage, all as more particularly described therein.
H.    Landlord and Tenant desire to make certain additional modifications to the Original Lease including establishing additional parking restrictions on the use of the Parking Facilities, including the Garage (defined as the Tower One parking garage in Exhibit A of the Lease) and the surface parking areas servicing the Building, all as more particularly described herein.
I.    The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to any such amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.The Garage (defined as the Tower One parking garage in Exhibit A of the Lease) and the surface parking areas servicing the Building, as depicted on Exhibit “A” attached hereto, may be referred to collectively herein as the “Tower One Parking Facilities”. Landlord agrees to institute from time to time certain parking rules and regulations with respect to the Tower One Parking Facilities, in order to properly control the number of spaces in the Tower One Parking Facilities available to Tenant and the other tenants in Tower One. Landlord agrees that (i) any tenant or tenants who lease any space in Tower One, including but not limited to the second and third floors of Tower One, will be limited to the use of not more than four (4) parking spaces within the Tower One Parking Facilities for every 1,000 square feet of rentable area of such tenant’s premises (the “Tower One Parking Ratio Limitation”) and (ii) all employees and guests of tenants located within the second and third floor atrium space and all employees and guests of tenants of Tower Two shall be required to park in locations serving Tower Two or any future areas designated by Landlord to serve Tower Two, and shall not be permitted to park in the Tower One Parking Facilities. Landlord shall enforce the Tower One Parking Ratio Limitation on future tenants of Tower One, including but not limited to specifying such limitations in a proposed lease that may be entered into with Alliant Credit Union Foundation (“Alliant”). Should Landlord determine that the Tower One Parking Ratio Limitation is being violated by the employees or guests of any tenant of the Property, Landlord will amend the Building Rules pursuant to Section 4.4 of the Original Lease, including implementing an electronic gate system or placard system, to regulate and enforce which tenants’ employees and guests are permitted to park in the Tower One Parking Facilities and the number of vehicles parking in the Tower One Parking Facilities. Should Tenant, in its reasonable opinion believe that the Tower One Parking Ratio Limitation is being violated by the employees or guests of any tenant of the Property, Tenant shall notify Landlord of same in writing, and if Landlord is able to confirm same acting reasonably and in good faith, Landlord will amend the Building Rules pursuant to Section 4.4 of the Original Lease, including implementing an electronic gate system or placard system, to regulate and enforce which tenants’ employees and guests are permitted to park in the Tower One Parking Facilities and the number of vehicles parking in the Tower One Parking Facilities. In the event of a dispute between Landlord and Tenant as to whether the Tower One Parking Ratio Limitation is being violated by the employees or guests of any tenant of the Property, either party shall have the right, after thirty (30) days prior written notice to the other party, to elect to have the dispute settled by arbitration in accordance with the American Arbitration Association’s Expedited Procedures, and the determination made in such proceeding shall be binding on Landlord and Tenant. Each party shall be responsible for its own attorneys’ fees in connection with the arbitration, and they shall split the fees and costs of the arbitration. Landlord agrees not to amend the Building Rules in any manner which would eliminate or increase the Tower One Parking Ratio Limitation for the Tower One Parking Facilities. To avoid any ambiguity, the parties agree that the visitor parking located on the east side of the Project shall not be subject to the foregoing limitations and restrictions. In the event of any conflict between the Building Rules and this Lease, the Lease shall control. Landlord acknowledges and agrees that given the square footage of the Premises leased by Tenant as of the Amendment Effective Date, Tenant’s employees and guests are entitled to the use of no less than 1,240 parking spaces in the Tower One Parking Facilities, plus the use of the visitor parking located on the east side of the Project.
2.    Landlord delivered to Tenant a First Offer Notice dated October 18, 2019 pursuant to Section 21.1 (Right of First Offer of the Original Lease) and a Refusal Notice dated October 23, 2019 pursuant to Section 21.2 (Right of First Refusal of the Original Lease). In consideration of the agreements set forth herein, Tenant agrees to rescind its notice dated October 31, 2019 exercising its right of first offer. In addition, Tenant agrees to waive its right of first refusal with respect to the Refusal Space described in the Refusal Notice dated October 23, 2019, and as defined in the Original Lease and in the Refusal Notice dated October 23, 2019. To avoid any ambiguity, Tenant agrees that Landlord has the right to negotiate a lease with Alliant for the Refusal Space as described in the Refusal Notice, subject to the terms of Section 21.2 of the Original Lease and the provisions of Section 1 of this Seventh Amendment.
3.    Section 18.1 of the Original Lease is hereby deleted in its entirety and replaced with the following in order to correct a typographical error contained therein:
“All Notices must be in writing and must be sent by personal delivery, United States registered or certified mail (postage prepaid) or by an independent overnight courier service, addressed to the addresses specified in the Basic Terms or at such other place as either party may designate to the other party by written notice given in accordance with this section. Notices given by mail are deemed effective three (3) Business Days after the party sending the Notice deposits the Notice with the United States Post Office. Notices delivered by courier are deemed effective on the next Business Day after the day the party delivering the Notice timely deposits the Notice with the courier for overnight (next day) delivery.”
4.    This Seventh Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Seventh Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.
5.    Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Seventh Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Seventh Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Seventh Amendment, the provisions of this Seventh Amendment shall govern and control. This Seventh Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein.
[Signatures on Following Page]

IN WITNESS WHEREOF, this Seventh Amendment is executed as of the date first above written.

LANDLORD:	LANDMARK SCHAUMBURG TOWERS LP,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	ST GP Owner LLC, a Delaware limited liability company
Its:	General Partner
By:	/s/ Yisorel Gluck	By:	/s/ Jay Schedler
Name:	Yisorel Gluck	Name:	Jay Schedler
Title:	Manager	Title:	Vice President

EIGHTH AMENDMENT TO LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (this “Eighth Amendment”) is made effective as of the 13 day of May, 2023 (“Eighth Amendment Effective Date”), by and between LANDMARK SCHAUMBURG TOWERS LP, a Delaware limited partnership (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord’s predecessor, RPAI Schaumburg American Lane, L.L.C. (“Original Landlord”) and Tenant, whereby Original Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.The Original Lease was amended by (i) that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”); (ii) that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), (iii) that certain Third Amendment to Lease Agreement dated September 28, 2017 (“Third Amendment”), (iv) that certain Fourth Amendment to Lease Agreement dated May 29, 2018 (“Fourth Amendment”), (v) that certain Fifth Amendment to Lease Agreement dated July 9, 2018 (“Fifth Amendment”); (vi) that certain Sixth Amendment to Lease Agreement dated April 1, 2019 (“Sixth Amendment”), and (vii) that certain Seventh Amendment to Lease Agreement dated November 22, 2019 (“Seventh Amendment”), all as more particularly described therein.
C.Tenant has exercised its option to extend the term of the lease for the Mail Room pursuant to the terms and provisions of the Fifth Amendment.
D.The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and this Eighth Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to any such amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease, as amended.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.The term of the Lease for the Mail Room shall continue through the First Mail Room Extension Period and, unless Tenant exercises the extension options contained in the Fifth Amendment, shall expire on October 31, 2028.
2.Tenant is in possession of the Mail Room and accepts same in its “As Is” condition. Tenant shall continue to utilize the Basement Mail Room Space at its own risk, and Landlord shall not be liable for loss of or damage to any items stored within the Basement Mail Room Space, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors.
3.a. Landlord and Tenant hereby acknowledge and agree that the First Floor Mail Room Basic Rent due and payable to Tenant during the First Mail Room Extension Period shall be as set forth below and shall be payable in accordance with the terms and provisions of the Lease:

Period	Per Square Foot Rent Rate	Annual Basic Rent	Monthly Basic Rent
November 1, 2023 – October 31, 2024	$11.32	$58,264.04	$4,855.34
November 1, 2024 – October 31, 2025	$11.60	$59,705.20	$4,975.43
November 1, 2025 – October 31, 2026	$11.89	$61,197.83	$5,099.82
November 1, 2026 – October 31, 2027	$12.19	$62,741.93	$5,228.49
November 1, 2027 – October 31, 2028	$12.49	$64,286.03	$5,357.17

In addition to the First Floor Mail Room Basic Rent, during the First Mail Room Extension Period, Tenant shall be liable to Landlord for Tenant’s Share of Expenses, Property Taxes, and Variable Operating Expenses with respect to the First Floor Mail Room Space, payable in accordance with the terms of the Lease.
b. Landlord and Tenant hereby acknowledge and agree that the Basement Mail Room Basic Rent due and payable to Tenant during the First Mail Room Extension Period shall be equal to Six Hundred Ninety and No/100 Dollars

($690.00) for the Basement Mail Room Space. In no event shall Tenant be liable for any additional rent or other charges in connection with its use of the Basement Mail Room Space, including but not limited to as Tenant’s Share of Expenses, Property Taxes, Variable Operating Expenses, or utilities consumed in the Basement Mail Room Space.
4.This Eighth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Eighth Amendment may be executed by facsimile or electronic signatures, and such signatures shall have the same force and effect as originals.
5.The provisions of Section 18.11 of the Lease shall apply to Tenant’s demise of the Mail Room, and except as otherwise expressly set forth therein, each of the parties hereto represents that, in connection with this Eighth Amendment, no broker or other third party is entitled to compensation or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any brokers, finders or any like third party claiming any right to commission or compensation by or through acts of said party in connection with this Eighth Amendment.
6.Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Eighth Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Eighth Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Eighth Amendment, the provisions of this Eighth Amendment shall govern and control. This Eighth Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein. Landlord represents and warrants that it has received written approval of this Eighth Amendment from its mortgagee and any and all other third parties whose approval may be required in order for this Eighth Amendment to be binding against Landlord and such party and in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Eighth Amendment is executed as of the Eighth Amendment Effective Date.

LANDLORD:	LANDMARK SCHAUMBURG TOWERS LP,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	ST GP Owner LLC, a Delaware limited liability company
Its:	General Partner
By:		By:	/s/ Jay Schedler
Name:		Name:	Jay Schedler
Title:		Title:	Vice President

NINTH AMENDMENT TO LEASE AGREEMENT

THIS NINTH AMENDMENT TO LEASE AGREEMENT (this “Ninth Amendment”) is made effective as of the 30 day of Oct, 2023 (“Ninth Amendment Effective Date”), by and between LANDMARK SCHAUMBURG TOWERS LP, a Delaware limited partnership (“Landlord”), and PAYLOCITY CORPORATION, an Illinois corporation (“Tenant”).
RECITALS:
A.By that certain Multi-Tenant Office Lease Agreement dated as of June 1, 2016 (the “Original Lease”), between Landlord’s predecessor, RPAI Schaumburg American Lane, L.L.C. (“Original Landlord”) and Tenant, whereby Original Landlord leased to Tenant certain premises (the “Premises”) located at 1400 American Lane, Schaumburg, Illinois (the “Building”).
B.The Original Lease was amended by (i) that certain First Amendment to Lease Agreement dated January 18, 2017 (“First Amendment”); (ii) that certain Second Amendment to Lease Agreement dated June 15, 2017 (“Second Amendment”), (iii) that certain Third Amendment to Lease Agreement dated September 28, 2017 (“Third Amendment”), (iv) that certain Fourth Amendment to Lease Agreement dated May 29, 2018 (“Fourth Amendment”), (v) that certain Fifth Amendment to Lease Agreement dated July 9, 2018 (“Fifth Amendment”); (vi) that certain Sixth Amendment to Lease Agreement dated April 1, 2019 (“Sixth Amendment”), (vii) that certain Seventh Amendment to Lease Agreement dated November 22, 2019 (“Seventh Amendment”), and (vii) that certain Eighth Amendment to Lease Agreement dated May 13, 2023 (“Eighth Amendment”) all as more particularly described therein.
C.Tenant desires to reduce the size of the Premises, and Landlord will agree to the reduction in accordance with the terms and provisions of this Ninth Amendment.
D.The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eight Amendment and this Ninth Amendment are hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to any such amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease, as amended.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Premises. On or before December 31, 2023 (the “Vacated Premises Termination Date”), Tenant shall vacate the portion of the Premises consisting of the entire 7th floor and the entire 8th floor of the Building (the “Vacated Premises”) and shall deliver the Vacated Premises in the condition required by Section 16.1 of the Original Lease. Landlord and Tenant acknowledge and agree that the Term of the Lease with respect to the Vacated Premises shall expire and terminate at 11:59 p.m. Chicago time on the Vacated Premises Termination Date as though the Vacated Premises Termination Date were the expiration date of the Term with respect to the Vacated Premises determined in accordance with the Lease. Effective as of January 1, 2024, the Vacated Premises shall no longer be included in the definition of Premises, and Landlord and Tenant acknowledge and agree that the Premises shall consist of 270,836 rentable square feet of space and Tenant’s Share shall be 30.7046% (270,836/882,071).
2.Condition. Tenant is in possession of the Premises and accepts same in its “As Is” condition. Landlord shall have no obligation to perform any work in the Premises.
3.Rent.
(a)    Landlord and Tenant hereby acknowledge and agree that, effective as of January 1, 2024, the Basic Rent for the office space due and payable by Tenant during the remainder of the Term shall be as set forth below and shall be payable in accordance with the terms and provisions of the Lease:

Period	Per Square Foot Rent Rate	Annual Basic Rent	Monthly Basic Rent
January 1, 2024 – October 31, 2024	$17.40	$4,622,988.60	$385,249.05
November 1, 2024 – October 31, 2025	$17.83	$4,737,234.87	$394,769.57
November 1, 2025 – October 31, 2026	$18.28	$4,856,794.92	$404,732.91

November 1, 2026 – October 31, 2027	$18.73	$4,976,354.97	$414,696.25
November 1, 2027 – October 31, 2028	$19.20	$5,101,228.80	$425,102.40
November 1, 2028 – October 31, 2029	$19.68	$5,228,759.52	$435,729.96
November 1, 2029 – October 31, 2030	$19.68	$5,228,759.52	$435,729.96
November 1, 2030 – October 31, 2031	$19.68	$5,228,759.52	$435,729.96
November 1, 2031 – October 31, 2032	$20.17	$5,358,947.13	$446,578.93

(b)    Landlord and Tenant hereby acknowledge and agree that, effective as of January 1, 2024, the First Floor Mail Room Basic Rent for the first floor mail room due and payable by Tenant during the remainder of the Term shall be as set forth below and shall be payable in accordance with the terms and provisions of the Lease:

Period	Per Square Foot Rent Rate	Annual Basic Rent	Monthly Basic Rent
January 1, 2024 – October 31, 2024	$11.32	$58,264.08	$4,855.34
November 1, 2024 – October 31, 2025	$11.60	$59,705.16	$4,975.43
November 1, 2025 – October 31, 2026	$11.89	$61,197.84	$5,099.82
November 1, 2026 – October 31, 2027	$12.19	$62,741.88	$5,228.49
November 1, 2027 – October 31, 2028	$12.49	$64,286.04	$5,357.17
November 1, 2028 – October 31, 2029	$12.80	$65,881.56	$5,490.13*
November 1, 2029 – October 31, 2030	$13.12	$67,528.68	$5,627.39*
November 1, 2030 – October 31, 2031	$13.45	$69,227.16	$5,768.93*
November 1, 2031 – October 31, 2032	$13.79	$70,977.12	$5,914.76*

*Assumes Tenant will exercise the four (4) year second mailroom extension option pursuant to the Fifth Amendment to Lease Agreement.
(c)    In addition, nothing herein shall amend or otherwise change the obligation of Tenant to pay the Basement Mail Room Rent in the amount of $325.00 per month for Basement Main Room #1 and $690.00 per month for Basement Mail Room #2.
(d)    In addition to Basic Rent and First Floor Mail Room Basic Rent, Tenant shall be liable to Landlord for Tenant’s Share of Expenses, payable in accordance with the terms of the Lease.
4.Termination Fee. There shall be no termination payment or fee due or payable from Tenant to Landlord in connection with the Vacated Premises.
5.Deletion of Sections. The following Sections of the Lease are hereby deleted in their entirety from the Lease: Section 20.2 (Contraction Option) and Section 20.3 (the Termination Option).
6.Building Conference Facilities. Section 1.2 of the Lease is amended as follows: Notwithstanding anything in the Lease to the contrary, Tenant shall not have the right to incorporate the Building Conference Facilities into the Premises under any circumstances. However, Landlord agrees to maintain and operate the Building Conference Facilities in a first-class manner and consistent with similar Class A office complexes in the Chicago suburban market throughout the Term of this Lease.
7.Building Façade Signage. Landlord and Tenant hereby agree that notwithstanding anything to the contrary in Section 4.6.1, Landlord shall have the right to lease the so-called “Building Façade Signage” on Tower Two to other tenants of Tower Two in Landlord’s sole discretion, excluding Tenant’s Competitors.
8.Other Signage. Section 4.6.3 regarding Tenant’s signage shall be amended as follows: Notwithstanding anything in the Lease to the contrary, Landlord shall have the sole and absolute right to lease monument sign panels to any existing or future tenants at the Property, other than to any of Tenant’s Competitors, so long as Tenant receives the top panel on such monument signs and so long as such top panel is no smaller than any other panel on such monument signs. Tenant does not have the right to approve any monument sign, including the location and size of the panels. Landlord shall have the right to grant signage in the lobby of Tower Two to any tenant of the Building other than to any of Tenant’s Competitors without Tenant’s consent.

9.Definitions. The following definitions set forth in Exhibit “A” of the Lease shall be deleted in their entirety: (i) “Contraction Date”, (ii) “Contraction Option”; (iii) “Contraction Space”; (iv) “Termination Date”; and (v) “Termination Fee”.
10.Counterparts. This Ninth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto consent and agree that this Ninth Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document.
11.Brokers. Each of the parties hereto represents that, in connection with this Ninth Amendment, no broker or other third party is entitled to compensation, consulting fees or commission by or through acts of said party, and the parties hereby agree to defend, indemnify and hold harmless the other party from and against any and all claims of any brokers, finders or any like third party claiming any right to compensation, consulting fees or commission by or through acts of said party in connection with this Ninth Amendment. In addition, Tenant agrees to bear the cost of any compensation, consulting fees or commission that may be due and owing to its broker, CBRE, in connection with this Ninth Amendment.
12.Full Force. Each of the parties hereto represents, warrants, and certifies to the other that the Lease, as amended, is in full force and effect. Except as specifically set forth in this Ninth Amendment, all provisions of the Lease shall remain in full force and effect and the parties hereby ratify and confirm each and every provision thereof. This Ninth Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns under the Lease. In the case of any inconsistency between the provisions of the Lease and this Ninth Amendment, the provisions of this Ninth Amendment shall govern and control. This Ninth Amendment sets forth the entire agreement between Landlord and Tenant, with respect to the matters set forth herein. Landlord represents and warrants that it has received written approval of this Ninth Amendment from its mortgagee and any and all other third parties whose approval may be required in order for this Ninth Amendment to be binding against Landlord and such party and in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Ninth Amendment is executed as of the Ninth Amendment Effective Date.

LANDLORD:	LANDMARK SCHAUMBURG TOWERS LP,	TENANT:	PAYLOCITY CORPORATION,
	a Delaware limited liability company		an Illinois corporation

By:	ST GP Owner LLC, a Delaware limited liability company
Its:	General Partner
By:	/s/ Yisorel Gluck	By:	/s/ Ryan Glenn
Name:	Yisorel Gluck	Name:	Ryan Glenn
Title:	Manager	Title:	Chief Financial Officer